Exhibit 99.3

THIS ANNOUNCEMENT AND THE INFORMATION CONTAINED HEREIN (TOGETHER THIS “ANNOUNCEMENT”) IS RESTRICTED AND IS NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM THE UNITED STATES OF AMERICA, AUSTRALIA, NEW ZEALAND, CANADA, THE REPUBLIC OF SOUTH AFRICA, JAPAN OR ANY OTHER JURISDICTION WHERE, OR TO ANY OTHER PERSON TO WHOM, TO DO SO MIGHT CONSTITUTE A VIOLATION OR BREACH OF ANY APPLICABLE LAW OR REGULATION (“RESTRICTED JURISDICTION”). PLEASE SEE THE IMPORTANT NOTICES AT THE END OF THIS ANNOUNCEMENT.

THE INFORMATION CONTAINED WITHIN THIS ANNOUNCEMENT IS DEEMED TO CONSTITUTE INSIDE INFORMATION AS STIPULATED UNDER THE MARKET ABUSE REGULATIONS (EU) NO. 596/2014 WHICH FORMS PART OF UK LAW BY VIRTUE OF THE EUROPEAN UNION (WITHDRAWAL) ACT 2018, AS AMENDED. UPON THE PUBLICATION OF THIS ANNOUNCEMENT THIS INSIDE INFORMATION IS NOW CONSIDERED TO BE IN THE PUBLIC DOMAIN.

Renalytix plc

(“Renalytix” or the “Company”)

Result of Placing and Subscription

Related Party Transaction

Renalytix (NASDAQ: RNLX) (AIM: RENX), an artificial intelligence-enabled in vitro diagnostics company, focused on optimizing clinical management of kidney disease to drive improved patient outcomes and advance value-based care, confirms that, further to the Company’s announcement released at 5.42 p.m. on 30 September 2024 (RNS Number: 3313G) (the “Fundraising Announcement”), the bookbuild has now closed and the Company has, conditionally, raised gross proceeds of £11.8 million by way of a successful placing of, and subscription for, a total of 131,161,556 new Ordinary Shares at the Issue Price of 9 pence per share (the “Placing and Subscription”). The Issue Price represents a premium of 12.5 per cent. to the closing middle market price of 8 pence per Ordinary Share on 30 September 2024, being the last business day prior to this announcement.

Oberon Capital (a trading name of Oberon Investments Limited) is acting as sole bookrunner in respect of the Placing. The Placing was undertaken through an accelerated bookbuild process.

The above figures include the issue of 13,366,750 shares to The Icahn School of Medicine at Mount Sinai (“Mount Sinai”), which shares have been issued in the expectation that Mount Sinai will forgive certain debts payable by the Company. Excluding these shares, the gross proceeds of the Placing and Subscription are £10.6 million.

James McCullough, CEO of Renalytix commented: “We are very excited about the future potential of our business. The strong demand we have seen for the Fundraise supports our view that Renalytix offers investors unique access to a world-leading kidney prognostic test: the only test to be FDA approved, granted full Medicare reimbursement at $950 per test; recommended in KDIGO Clinical Guidelines; available to approximately 14m US diabetic kidney disease patients; and able to address the needs of approximately 260M DKD patients globally.

“We now have a strong cash and balance sheet position, we have taken positive actions to substantially reduce our monthly cash burn, and we are delivering quarter-on-quarter growth in orders, whilst also supporting a new customer launch. We believe these factors, combined, will take the Company to profitability and cash flow break-even in approximately two years and that we have the potential to generate revenue of approximately $17.5 million in FY27.”

Capitalised terms used in this announcement (the “Announcement”) have the meanings given to them in the Fundraising Announcement, unless the context provides otherwise.

The Placing and Subscription and the issue of the Placing and Subscription Shares are conditional upon, amongst other things:

•

the Placing Agreement having become unconditional (save for First Admission and Second Admission) and not having been terminated in accordance with its terms prior to First Admission and Second Admission; and

•

First Admission for the EIS/VCT Placing Shares taking place by no later than 8 a.m. on 9 October 2024 (or such later date as Oberon Capital may agree in writing with the Company, being not later than 8 a.m. on 23 October 2024).

Furthermore, the issue of the Non-EIS/VCT Placing Shares (as defined below) and Subscription Shares are conditional upon shareholder approval of the Resolutions, to be proposed at the General Meeting (such terms as defined further below).

Director and Substantial Shareholder participation and related party transactions

James McCullough, Christopher Mills, Catherine Coste, and Fergus Fleming, being Directors of the Company, have subscribed for certain Placing Shares. Mount Sinai, being a Substantial Shareholder of the Company, has also subscribed for certain Subscription Shares. The number of Placing and Subscription Shares conditionally subscribed for by Mount Sinai and those above named Directors, and their resulting shareholding on admission of all new Ordinary Shares1, are set out below:

Related Party	Number of Ordinary Shares held before the Placing	Number of Placing Shares subscribed for as part of the Placing[1]	Number of Ordinary Shares held on Second Admission[1]	Percentage of enlarged ordinary share capital[1]
Christopher Mills[2]	14,072,500	500,000	14,572,500	4.4%
James McCullough	2,746,386	417,710	3,164,096	0.9%
Catherine Coste	—	279,866	279,866	0.1%
Fergus Fleming	569,481	83,542	653,023	0.2%
Mount Sinai	23,979,726	13,366,750	37,346,476	11.2%

Note 1: The statistics above assume the passing of the Resolutions at the General Meeting and therefore Admission of all new Ordinary Shares to be issued pursuant to the Placing, Subscription and debt restructuring.

Note 2: Christopher Mills’ shareholding includes shares held through North Atlantic Smaller Companies Investment Trust plc and Oryx International Growth Fund Limited. Christopher Mills is a partner and Chief Investment Officer of Harwood Capital LLP. Harwood Capital LLP is investment manager to North Atlantic Smaller Companies Investment Trust plc and investment adviser to Oryx International Growth Fund Limited.

Those Directors listed above, Mount Sinai and other significant subscribers have agreed to a 6 month lock-in on shares subscribed for in the Placing.

The participation by those listed in the above table amounts to related party transactions within the meaning of the AIM Rules for Companies (the “AIM Rules”). Accordingly, the Directors who are independent of the related party transactions (being Daniel Levangie and Erik Lium), having consulted with Stifel, the Company’s nominated adviser for the purposes of the AIM Rules, consider the terms of the participation of those related parties to be fair and reasonable insofar as the Company’s shareholders are concerned.

Admission & Total Voting Rights

The 92,773,922 Placing Shares are expected to be issued in two tranches, with the issuance of the first tranche of 23,174,440 Ordinary Shares (the “EIS/VCT Placing Shares”) to take place on or around 9 October 2024 and the issuance of the remainder of the 69,599,482 Placing Shares (the “Non-EIS/VCT Placing Shares”), the 38,387,634 Subscription Shares and 36,550,543 Conversion Shares subject to shareholder approval of (i) the allotment and issue of the Non-EIS/VCT Placing Shares, Subscription and Conversion Shares, (ii) the disapplication of pre-emption rights in respect of the allotment and issue of those shares being obtained by passing certain resolutions (the “Resolutions”) at a general meeting of the shareholders of the Company to be held on or around 31 October 2024 as mentioned below (the “General Meeting”).

The new Ordinary Shares, when issued, will be credited as fully paid and will rank on Admission pari passu in all respects with each other and with the existing Ordinary Shares, including the right to receive all dividends and other distributions declared, made or paid after the date of issue.

General Meeting and Posting of Circular

The General Meeting to approve the Resolutions is expected to be held on 31 October 2024.

The Circular, containing the Notice of the General Meeting, which sets out the Resolutions and further details on the Fundraising, is expected to be available to Shareholders of the Company on or about 10 October and, following its publication, will be available on the Company’s website at https://renalytix.com. The Circular will include a unanimous Board recommendation that all Shareholders of the Company vote in favour of the Resolutions.

Admission, Settlement and Dealings

Application will be made to the London Stock Exchange (“LSE”) for admission of the EIS/VCT Placing Shares to trading on AIM. It is expected that First Admission will take place on or around 8.00 a.m. on 9 October 2024 and that dealings in the EIS/VCT Placing Shares on AIM will commence at the same time.

Subject to the Resolutions being passed at the General Meeting, application will be made to the LSE for admission of the Non-EIS/VCT Placing Shares, the Subscription Shares and Conversion Shares to trading on AIM. It is expected that Second Admission will take place on or around 8.00 a.m. on 1 November 2024 and that dealings on AIM will commence at the same time.

Following First and Second Admission, the Company will have 333,637,612 Ordinary Shares in issue. The Placing, Subscription and Conversion Shares, when issued, will be fully paid and will rank pari passu in all respects with the existing Ordinary Shares, including the right to receive all dividends and other distributions declared, made or paid after the date of issue.

For further information, please contact:

Renalytix Plc James McCullough, CEO	www.renalytix.com Via Walbrook PR

Stifel Nicolaus Europe Limited (Nominated Adviser and Joint Broker) Nicholas Moore / Nick Harland / Ben Good	Tel: 020 7710 7600

Oberon Capital (Joint Broker and sole Bookrunner) Mike Seabrook / Nick Lovering / Jessica Cave	Tel: 020 3179 5300

Walbrook PR Limited Paul McManus / Alice Woodings / Charlotte Edgar	Tel: 020 7933 8780 or renalytix@walbrookpr.com Mob: 07980 541 893 / 07407 804 654 / 07884 664 686

CapComm Partners Peter DeNardo	Tel: 415-389-6400 or investors@renalytix.com

The person responsible for making this Announcement on behalf of the Company is

James McCullogh, Chief Executive Officer.

Timetable

The expected timetable regarding the proposed Fundraising is set out below:

Placing Launch Announcement	5.42 p.m. on 30 September 2024

Placing Closing Announcement	1 October 2024

Admission and commencement of dealings in the EIS/VCT Placing Shares	8.00 a.m. on 9 October 2024

General Meeting	31 October 2024

Result of General Meeting Announcement	31 October 2024

Admission and commencement of dealings in the Non-EIS/VCT Placing Shares, Subscription Shares and the Conversion Shares	8.00 a.m. on 1 November 2024

The times and dates set out above, and mentioned throughout this Announcement, are subject to change, and may be adjusted by the Company in consultation with Oberon Capital. The timetable above also assumes that the Resolutions are passed at the General Meeting without adjournment. In the event of any significant changes from the expected timetable above, details of the new times and dates will be notified to Shareholders by the Company by an announcement released through a Regulatory Information Service.

Important Notices

Stifel Nicolaus Europe Limited (“Stifel”), which is authorised and regulated in the United Kingdom by the FCA, is acting exclusively for the Company as nominated adviser and no-one else in connection with the Placing and will not regard any other person as a client in relation to the Placing and will not be responsible to anyone other than the Company for providing the protections afforded to its clients or for providing advice in relation to the Placing or any other matter referred to herein. Its responsibilities as nominated advisor to the Company are owed to the London Stock Exchange plc and are not owed to the Company or to any director or shareholder of the Company or any other person including, without limitation, in respect of any decision to acquire Placing Shares in reliance on any part of this Announcement.

Oberon Capital (a trading name of Oberon Investments Limited) (“Oberon”), which is authorised and regulated by the FCA in the United Kingdom, is acting as sole broker and bookrunner to the Company in connection with the Placing. Oberon will not be responsible to any person other than the Company for providing the protections afforded to clients of Oberon or for providing advice to any other person in connection with the Placing or any acquisition of shares in the Company.

Neither Stifel nor Oberon is not making any representation or warranty, express or implied, as to the contents of this Announcement.

This Announcement is not intended to, and does not, constitute or form part of any offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this Announcement or otherwise.

The distribution of this Announcement in jurisdictions outside the United Kingdom may be restricted by law and therefore persons into whose possession this Announcement comes should inform themselves about, and observe, such restrictions. Any failure to comply with the restrictions may constitute a violation of the securities law of any such jurisdiction.

Forward-looking statements

This Announcement includes “forward-looking statements” which includes all statements other than statements of historical fact, including, without limitation, those regarding the Company’s financial position, business strategy, plans and objectives of management for future operations, or any statements preceded by, followed by or that include the words “targets”, “believes”, “expects”, “aims”, “intends”, “will”, “may”, “anticipates”, “would”, “could” or similar expressions or negatives thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors beyond the Company’s control that could cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such forward-looking statements are based on numerous assumptions regarding the Company’s present and future business strategies and the environment in which the Company will operate in the future. These and other risks are described more fully in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of its Annual Report on Form 10-K filed with the SEC, and other filings the Company makes with the SEC from time to time. These forward-looking statements speak only as at the date of this Announcement. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based unless required to do so by applicable law or the AIM Rules for Companies.

No statement in this Announcement is intended to be a profit forecast and no statement in this Announcement should be interpreted to mean that earnings per share of the Company for the current or future financial years would necessarily match or exceed the historical published earnings per share of the Company.

This Announcement does not constitute a recommendation concerning any investor’s investment decision with respect to the Placing. Each investor or prospective investor should conduct his, her or its own investigation, analysis and evaluation of the business and data described in this Announcement and publicly available information.

The new Ordinary Shares to be issued pursuant to the Fundraise will not be admitted to trading on any stock exchange other than the AIM market of the London Stock Exchange plc.

The price and value of Ordinary Shares of the Company can go down as well as up. Past performance is not a guide to future performance.

Neither the content of the Company’s website (or any other website) nor the content of any website accessible from hyperlinks on the Company’s website (or any other website) is incorporated into, or forms part of, this Announcement.

UK Product Governance Requirements

Solely for the purposes of the product governance requirements contained within Chapter 3 of the FCA Handbook Product Intervention and Product Sourcebook (the “UK Product Governance Requirements”) and disclaiming all and any liability, whether arising in tort, contract or otherwise, which any “manufacturer” (for the purposes of the UK Product Governance Requirements) may otherwise have with respect thereto, the Placing Shares have been subject to a product approval process, which has determined that the Placing Shares are: (i) compatible with an end target market of: (a) retail investors, (b) investors who meet the criteria of professional clients and (c) eligible counterparties (each as defined in the FCA Handbook Conduct of Business Sourcebook); and (ii) eligible for distribution through all distribution channels as are permitted by MiFID II (the “Target Market Assessment”). Notwithstanding the Target Market Assessment, distributors should note that: the price of the Ordinary Shares may decline and investors could lose all or part of their investment; the Placing Shares offer no guaranteed income and no capital protection; and an investment in the Placing Shares is compatible only with investors who do not need a guaranteed income or capital protection, who (either alone or in conjunction with an appropriate financial or other adviser) are capable of evaluating the merits and risks of such an investment and who have sufficient resources to be able to bear any losses that may result therefrom. The Target Market Assessment is without prejudice to the requirements of any contractual, legal or regulatory selling restrictions in relation to the offer. In all circumstances Oberon Capital will only procure investors who meet the criteria of professional clients and eligible counterparties.

For the avoidance of doubt, the Target Market Assessment does not constitute: (a) an assessment of suitability or appropriateness for the purposes of the FCA Handbook Conduct of Business Sourcebook; or (b) a recommendation to any investor or group of investors to invest in, or purchase, or take any other action whatsoever with respect to the Placing Shares. Each distributor is responsible for undertaking its own target market assessment in respect of the Placing Shares and determining appropriate distribution channels.